                                                                    EXHIBIT 99.2

                              [PLATINUM LOGO(TM)]

                              FINANCIAL SUPPLEMENT

                             FINANCIAL INFORMATION
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

  To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company's Annual Report on Form 10-K and Quarterly Report on Form
                                     10-Q.

      Our Investors Relations Department can be reached at (441) 298-0753.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
OVERVIEW
JUNE 30, 2004

ADDRESS:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

INVESTOR INFORMATION:
Justin Cressall
Senior Vice President and Treasurer
Tel:  (441) 298-0753
Fax:  (441) 296-0528

WEBSITE:

www.platinumre.com

PUBLICLY TRADED SECURITIES:

Common Shares (NYSE:  PTP)

Equity Security Units (NYSE:  PTP Pr M)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
TABLE OF CONTENTS
JUNE 30, 2004

SECTION:                                                                            PAGE:
Balance Sheet:

      a. Condensed Consolidated Balance Sheets                                        3

Income Statement:

      a. Consolidated Statements of Income and Comprehensive Income - Summary         4
      b. Consolidated Statements of Income and Comprehensive Income - by Quarter      5

Earnings and Book Value Per Share Analysis

      a. Computation of Basic and Diluted Earnings Per Share - Summary                6
      b. Computation of Basic and Diluted Earnings Per Share - by Quarter             7
      c. Converted Book Value Per Share                                               8

Cash Flow Statement:

      a. Condensed Statements of Cash Flows - Summary                                 9
      b. Condensed Statements of Cash Flows - by Quarter                             10

Segment Data:

      a. Segment Reporting - Three Month Summary                                     11
      b. Segment Reporting - Six Month Summary                                       12
      c. Property Segment - by Quarter                                               13
      d. Casualty Segment - by Quarter                                               14
      e. Finite Risk Segment - by Quarter                                            15

Net Premiums Written Data:

      a. Net Premiums Written - Supplemental Information                             16
      b. Premiums by Line of Business - Three Month Summary                          17
      c. Premiums by Line of Business - Six Month Summary                            18

Other Company Data:

      a. Company Ratios, Share Data, Ratings                                         19

Investments:

      a. Investment Portfolio                                                        20
      b. Investment Portfolio - Net Realized Capital Gains (Losses)                  21

Loss Reserves:

      a. Loss Analysis                                                               22

 PLATINUM UNDERWRITERS HOLDINGS, LTD.
 CONDENSED CONSOLIDATED BALANCE SHEETS
 JUNE 30, 2004
 ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             June 30, 2004  March 31, 2004  December 31, 2003  September 30, 2003  June 30, 2003
                                             -------------  --------------  -----------------  ------------------- -------------
ASSETS

Investments and cash and cash equivalents      $2,154,389      2,027,093         1,790,509           1,756,685      $ 1,621,430
Receivables                                       549,732        643,970           487,441             478,303          476,018
Accrued investment income                          20,707         22,805            17,492              21,360           13,286
Reinsurance balances (prepaid and
  recoverable)                                     10,739         17,430            11,231              10,064            9,638
Deferred acquisition costs                        122,146        115,924            79,307              89,062           82,435
Other assets                                      100,317         80,522            95,881              80,158           54,297
                                               ----------      ---------         ---------           ---------      -----------
       Total assets                            $2,958,030      2,907,744         2,481,861           2,435,632      $ 2,257,104
                                               ==========      =========         =========           =========      ===========

LIABILITIES

Unpaid losses and loss adjustment expenses     $  896,449        835,734           736,934             660,790      $   533,310
Unearned premiums                                 483,773        471,359           305,985             358,995          351,759
Debt obligations                                  137,500        137,500           137,500             137,500          137,500
Commissions payable                               207,306        228,964           176,310             155,724          154,831
Other liabilities                                  95,310         91,170            57,929              95,617           75,816
                                               ----------      ---------         ---------           ---------      -----------
       Total liabilities                        1,820,338      1,764,727         1,414,658           1,408,626        1,253,216

TOTAL SHAREHOLDERS' EQUITY                      1,137,692      1,143,017         1,067,203           1,027,006        1,003,888

                                               ----------      ---------         ---------           ---------      -----------
       Total liabilities and shareholders'
         equity                                $2,958,030      2,907,744         2,481,861           2,435,632      $ 2,257,104
                                               ==========      =========         =========           =========      ===========

                                               ----------      ---------         ---------           ---------      -----------
BOOK VALUE PER SHARE                           $    26.29          26.42             24.79               23.87      $     23.34
                                               ==========      =========         =========           =========      ===========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - SUMMARY (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        Three Months Ended             Six Months Ended
                                                    ----------------------------  ----------------------------
                                                    June 30, 2004  June 30, 2003  June 30, 2004  June 30, 2003
                                                    -------------  -------------  -------------  -------------
REVENUES
   Net premiums earned                                $ 310,867       $279,376      $ 631,909       $517,446
   Net investment income                                 19,377         13,431         36,861         27,634
   Net realized capital (losses) gains                   (1,279)           519           (827)         1,263
   Other income                                             605          2,749          1,116          3,900
                                                      ---------       --------      ---------       --------
         Total revenues                                 329,570        296,075        669,059        550,243
                                                      ---------       --------      ---------       --------

EXPENSES
   Losses and loss adjustment expenses                  189,466        156,801        351,435        295,605
   Acquisition expenses                                  62,694         60,376        151,615        112,095
   Other underwriting expenses                           15,045         19,646         30,850         36,860
   Corporate expenses                                     4,217         13,349          7,186         16,304
   Net foreign currency exchange losses                   1,168          4,736            302          4,812
   Interest expense                                       2,324          2,238          4,630          4,706
                                                      ---------       --------      ---------       --------
         Total expenses                                 274,914        257,146        546,018        470,382
                                                      ---------       --------      ---------       --------

         Income before income tax expense                54,656         38,929        123,041         79,861
Income tax expense                                        4,857         12,324         18,428         22,670

                                                      ---------       --------      ---------       --------
         NET INCOME                                   $  49,799       $ 26,605        104,613         57,191
                                                      =========       ========      =========       ========

BASIC

   Weighted average shares outstanding                   43,290         43,004         43,216         43,004
   Basic earnings per share                           $    1.15       $   0.62      $    2.42       $   1.33

DILUTED

   Weighted average shares outstanding                   50,788         48,871         50,788         48,932
   Diluted earnings per share                         $    1.01       $   0.57      $    2.12       $   1.23

COMPREHENSIVE INCOME

   Net income                                         $  49,799       $ 26,605      $ 104,613       $ 57,191
   Other comprehensive (loss) income, net of tax        (52,479)        20,345        (33,335)        27,992
                                                      ---------       --------      ---------       --------
   Comprehensive (loss) income                        $  (2,680)      $ 46,950      $  71,278       $ 85,183
                                                      =========       ========      =========       ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - BY QUARTER (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                    Three Months Ended
                                                 --------------------------------------------------------------------------------
                                                 June 30, 2004  March 31, 2004  December 31, 2003  September 30, 2003  June 30,2003
                                                 -------------  --------------  -----------------  ------------------  ------------
REVENUES

   Net premiums earned                             $ 310,867        321,042           277,817             272,265        $279,376
   Net investment income                              19,377         17,484            15,231              14,780          13,431

   Net realized capital (losses) gains                (1,279)           452                10               1,508             519

   Other income                                          605            511            (1,100)                544           2,749
                                                   ---------        -------           -------             -------        --------
         Total revenues                              329,570        339,489           291,958             289,097         296,075
                                                   ---------        -------           -------             -------        --------

EXPENSES

   Losses and loss adjustment expenses               189,466        161,969           131,359             157,208         156,801
   Acquisition expenses                               62,694         88,921            78,723              60,408          60,376
   Other underwriting expenses                        15,045         15,804            17,575              15,093          19,646

   Corporate expenses                                  4,217          2,970             3,357               3,406          13,349

   Net foreign currency exchange losses (gains)        1,168           (866)           (3,341)             (1,356)          4,736
   Interest expense                                    2,324          2,306             2,342               2,444           2,238

                                                   ---------        -------           -------             -------        --------
         Total expenses                              274,914        271,104           230,015             237,203         257,146
                                                   ---------        -------           -------             -------        --------
         Income before income tax expense             54,656         68,385            61,943              51,894          38,929

Income tax expense                                     4,857         13,571            12,128              14,077          12,324

                                                   ---------        -------           -------             -------        --------
         NET INCOME                                $  49,799         54,814            49,815              37,817        $ 26,605
                                                   =========        =======           =======             =======        ========

BASIC

   Weighted average shares outstanding                43,290         43,143            43,043              43,022          43,004
   Basic earnings per share                        $    1.15           1.27              1.16                0.88        $   0.62

DILUTED

   Weighted average shares outstanding                50,788         50,984            49,868              48,876          48,871
   Diluted earnings per share                      $    1.01           1.10              1.03                0.81        $   0.57

COMPREHENSIVE INCOME

   Net income                                      $  49,799         54,814            49,815              37,817        $ 26,605

   Other comprehensive (loss) income, net of tax     (52,479)        19,144            (7,815)            (11,984)         20,345
                                                   ---------        -------           -------             -------        --------
   Comprehensive (loss) income                     $  (2,680)        73,958            42,000              25,833        $ 46,950
                                                   =========        =======           =======             =======        ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - SUMMARY
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                         Three Months Ended            Six Months Ended
                                                                    ----------------------------  ----------------------------
                                                                    June 30, 2004  June 30, 2003  June 30, 2004  June 30, 2003
                                                                    -------------  -------------  -------------  -------------
EARNINGS:
              BASIC:

              Net income                                               $49,799        $26,605        $104,613        $57,191

                                                                       -------        -------        --------        -------
              Net income available to common shareholders               49,799         26,605         104,613         57,191
                                                                       =======        =======        ========        =======

              DILUTED:
              Net income                                                49,799         26,605         104,613         57,191
              Effect of dilutive securities:
                 Equity security units                                   1,530          1,481           3,052          3,114

                                                                       -------        -------        --------        -------
                    Net income available to common shareholders        $51,329        $28,086        $107,665        $60,305
                                                                       =======        =======        ========        =======

COMMON SHARES:
              BASIC:

                 Weighted average shares outstanding                    43,290         43,004          43,216         43,004
                                                                       =======        =======        ========        =======

              DILUTED:

                 Weighted average shares outstanding                    43,290         43,004          43,216         43,004
                 Effect of dilutive securities:
                    Share options                                        2,416            659           2,575            478
                    Equity security units                                5,009          5,208           5,009          5,450
                    Restricted stock units                                  73              -              41              -

                                                                       -------        -------        --------        -------
                       Weighted average, as adjusted                    50,788         48,871          50,841         48,932
                                                                       =======        =======        ========        =======

EARNINGS PER SHARE:

              Basic                                                    $  1.15        $  0.62        $   2.42        $  1.33
                                                                       =======        =======        ========        =======
              Diluted                                                  $  1.01        $  0.57        $   2.12        $  1.23
                                                                       =======        =======        ========        =======

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - BY QUARTER
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                       Three Months Ended
                                                         ---------------------------------------------------
                                                         June 30, 2004    March 31, 2004   December 31, 2003
                                                         -------------    --------------   -----------------
EARNINGS:
   BASIC:
   Net income                                               $49,799           54,814            49,815
                                                            -------           ------            ------
   Net income available to common shareholders               49,799           54,814            49,815
                                                            =======           ======            ======
   DILUTED:
   Net income                                                49,799           54,814            49,815
   Effect of dilutive securities:
      Equity security units                                   1,530            1,522             1,547
                                                            -------           ------            ------
         Net income available to common shareholders        $51,329           56,336            51,362
                                                            =======           ======            ======
COMMON SHARES:
   BASIC:
      Weighted average shares outstanding                    43,290           43,143            43,043
                                                            =======           ======            ======

   DILUTED:
      Weighted average shares outstanding                    43,290           43,143            43,043
      Effect of dilutive securities:
         Share options                                        2,416            2,759             1,816
         Equity security units                                5,009            5,009             5,009
         Restricted stock units                                  73               73                 -

                                                            -------           ------            ------
            Weighted average, as adjusted                    50,788           50,984            49,868
                                                            =======           ======            ======

EARNINGS PER SHARE:
   Basic                                                    $  1.15             1.27              1.16
                                                            =======           ======            ======
   Diluted                                                  $  1.01             1.10              1.03
                                                            =======           ======            ======

                                                                Three Months Ended
                                                        ---------------------------------
                                                        September 30, 2003  June 30, 2003
                                                        ------------------  -------------
EARNINGS:
   BASIC:
   Net income                                                37,817          $26,605
                                                             ------          -------
   Net income available to common shareholders               37,817           26,605
                                                             ======          =======
   DILUTED:
   Net income                                                37,817           26,605
   Effect of dilutive securities:
      Equity security units                                   1,628            1,481
                                                             ------          -------
         Net income available to common shareholders         39,445          $28,086
                                                             ======          =======
COMMON SHARES:
   BASIC:
      Weighted average shares outstanding                    43,022           43,004
                                                             ======          =======
   DILUTED:
      Weighted average shares outstanding                    43,022           43,004
      Effect of dilutive securities:
         Share options                                          767              659
         Equity security units                                5,087            5,208
         Restricted stock units                                   -                -
                                                             ------          -------
            Weighted average, as adjusted                    48,876           48,871
                                                             ======          =======
EARNINGS PER SHARE:
   Basic                                                       0.88          $  0.62
                                                             ======          =======
   Diluted                                                     0.81          $  0.57
                                                             ======          =======

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONVERTED BOOK VALUE PER SHARE

                                                              Conversion          Conversion
                                                               Multiple/            Amount          Shares        Book Value
                                                              Strike Price          ($000)          (000)          Per Share
                                                              ------------          ------          -----          ---------
Book value as of June 30, 2004                                                    $1,137,692        43,279         $  26.29

Equity Security Units:
   Ratio of conversion to common shares when common
    share market value is greater than $27.45 per share          0.9107              137,500         5,009             0.10

Share options:
   Shareholder share options:
      St. Paul Travelers                                          27.00              162,000         6,000             0.07
      RenaissanceRe                                               27.00               67,500         2,500             0.03

   Management options (a)                                         22.93(b)            98,558         4,298            (0.24)

Directors and officers restricted share units                                              -            89            (0.04)
                                                                                  ----------        ------         --------
Converted book value as of June 30, 2004                                          $1,603,250        61,175         $  26.21
                                                                                  ----------        ------         --------

(a)   Excludes 112,500 options with a weighted average strike price of $32.75.

(b) Weighted average strike price of options with a price below $30.43, the closing share price at June 30, 2004.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - SUMMARY
($ IN THOUSANDS)

                                                                Three Months Ended                  Six Months Ended
                                                          -------------------------------     -------------------------------
                                                          June 30, 2004     June 30, 2003     June 30, 2004     June 30, 2003
                                                          -------------     -------------     -------------     -------------
NET CASH PROVIDED BY OPERATIONS                             $ 216,227         $  80,248         $ 436,942         $ 261,894

NET CASH USED IN INVESTING ACTIVITIES                        (240,295)         (112,462)         (368,300)         (411,867)

NET CASH USED IN FINANCING ACTIVITIES                          (3,228)           (3,440)           (1,876)           (6,880)
                                                            ---------         ---------         ---------         ---------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS        $ (27,296)        $ (35,654)        $  66,766         $(156,853)
                                                            =========         =========         =========         =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - BY QUARTER
($ IN THOUSANDS)

                                                                                 Three Months Ended
                                              ----------------------------------------------------------------------------------
                                              June 30, 2004  March 31, 2004 December 31, 2003  September 30, 2003  June 30, 2003
                                              -------------  -------------- -----------------  ------------------  -------------
NET CASH PROVIDED BY (USED IN) OPERATIONS       $ 216,227        220,715          (23,804)           145,217         $  80,248

NET CASH USED IN INVESTING ACTIVITIES            (240,295)      (128,005)         (11,422)          (123,474)         (112,462)

NET CASH PROVIDED BY (USED IN) FINANCING
  ACTIVITIES                                       (3,228)         1,352           (2,766)            (2,923)           (3,440)

                                                ---------       --------          -------           --------         ---------
NET (DECREASE) INCREASE IN CASH AND CASH
  EQUIVALENTS                                   $ (27,296)        94,062          (37,992)            18,820         $ (35,654)
                                                =========       ========          =======           ========         =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
SEGMENT REPORTING - THREE MONTH SUMMARY
($ IN THOUSANDS)

                                                          Three Months Ended June 30, 2004
                                            ---------------------------------------------------------------------
                                            Property and
                                               Marine             Casualty           Finite Risk         Total
                                            ------------          --------           -----------       ----------
Net premiums written                          $ 101,841            112,761             115,925         $  330,527

Net premiums earned                              99,928            132,230              78,709            310,867
                                              ---------          ---------           ---------         ----------

Losses and loss adjustment expenses              40,974             93,391              55,101            189,466
Acquisition expenses                             14,905             31,994              15,795             62,694
Other underwriting expenses                       7,174              5,305               2,567             15,046
                                              ---------          ---------           ---------         ----------
      Total underwriting expenses                63,053            130,690              73,463            267,206

                                              ---------          ---------           ---------         ----------
      Segment underwriting income             $  36,875              1,540               5,246             43,661
                                              ---------          ---------           ---------

Net investment income                                                                                      19,377
Net realized capital gains (losses)                                                                        (1,279)
Net foreign currency exchange losses                                                                       (1,168)
Other income                                                                                                  605
Corporate expenses                                                                                         (4,216)
Interest expense                                                                                           (2,324)
                                                                                                       ----------
      Income before income tax expense                                                                 $   54,656
                                                                                                       ==========

GAAP underwriting ratios:
   Loss and loss adjustment expense                41.0%              70.6%               70.0%              60.9%
   Acquisition expense                             14.9%              24.2%               20.1%              20.2%
   Other underwriting expense                       7.2%               4.0%                3.3%               4.8%
                                              ---------          ---------           ---------         ----------
      Combined                                     63.1%              98.8%               93.4%              85.9%
                                              ---------          ---------           ---------         ----------

Statutory underwriting ratios:
   Loss and loss adjustment expense                41.0%              70.6%               70.0%              60.9%
   Acquisition expense                             16.2%              23.0%               23.1%              20.9%
   Other underwriting expense                       7.0%               4.7%                2.2%               4.6%
                                              ---------          ---------           ---------         ----------
      Combined                                     64.2%              98.3%               95.3%              86.4%
                                              ---------          ---------           ---------         ----------

                                                     Three Months Ended June 30, 2003
                                               -------------------------------------------------------------
                                             Property and
                                                Marine           Casualty            Finite Risk         Total
                                              ----------         --------            -----------       ---------
Net premiums written                          $   83,487          132,320               91,436         $  307,243

Net premiums earned                               94,006          105,951               79,419            279,376
                                              ----------         --------            ---------         ----------

Losses and loss adjustment expenses               52,469           74,530               29,802            156,801
Acquisition expenses                              13,186           26,449               20,741             60,376
Other underwriting expenses                       10,372            4,542                4,732             19,646
                                              ----------         --------            ---------         ----------
      Total underwriting expenses                 76,027          105,521               55,275            236,823

                                              ----------         --------            ---------         ----------
      Segment underwriting income             $   17,979              430               24,144             42,553
                                              ----------         --------            ---------

Net investment income                                                                                      13,431
Net realized capital gains (losses)                                                                           519
Net foreign currency exchange losses                                                                       (4,736)
Other income                                                                                                2,749
Corporate expenses                                                                                        (13,349)
Interest expense                                                                                           (2,238)
                                                                                                        ---------
                                                                                                        $  38,929
                                                                                                        =========
      Income before income tax expense

GAAP underwriting ratios:
   Loss and loss adjustment expense                 55.8%              70.3%              37.5%              56.1%
   Acquisition expense                              14.0%              25.0%              26.1%              21.6%
   Other underwriting expense                       11.0%               4.3%               6.0%               7.0%
                                              ----------         ----------         ----------         ----------
      Combined                                      80.8%              99.6%              69.6%              84.7%
                                              ----------         ----------         ----------         ----------

Statutory underwriting ratios:
   Loss and loss adjustment expense                 55.8%              70.3%              37.5%              56.1%
   Acquisition expense                              15.5%              27.5%              24.7%              23.4%
   Other underwriting expense                       12.4%               3.4%               5.2%               6.4%
                                              ----------         ----------         ----------         ----------
      Combined                                      83.7%             101.2%              67.4%              85.9%
                                              ----------         ----------         ----------         ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
SEGMENT REPORTING - SIX MONTH SUMMARY
($ IN THOUSANDS)

                                                             Six Months Ended June 30, 2004
                                            -----------------------------------------------------------------
                                            Property and
                                               Marine            Casualty        Finite Risk          Total
                                            ------------         --------        -----------        ---------
Net premiums written                          $ 273,135           336,726           200,772         $ 810,633

Net premiums earned                             217,993           268,452           145,464           631,909
                                              ---------           -------           -------         ---------

Losses and loss adjustment expenses              89,552           188,175            73,708           351,435
Acquisition expenses                             36,657            66,830            48,128           151,615
Other underwriting expenses                      15,324            10,362             5,164            30,850
                                              ---------           -------           -------         ---------
      Total underwriting expenses               141,533           265,367           127,000           533,900

                                              ---------           -------           -------         ---------
      Segment underwriting income             $  76,460             3,085            18,464            98,009
                                              ---------           -------           -------

Net investment income                                                                                  36,861
Net realized capital gains (losses)                                                                      (827)
Net foreign currency exchange losses                                                                     (302)
Other income                                                                                            1,116
Corporate expenses                                                                                     (7,186)
Interest expense                                                                                       (4,630)

                                                                                                    ---------
      Income before income tax expense                                                              $ 123,041
                                                                                                    =========

GAAP underwriting ratios:
   Loss and loss adjustment expense                41.1%             70.1%             50.7%             55.6%
   Acquisition expense                             16.8%             24.9%             33.1%             24.0%
   Other underwriting expense                       7.0%              3.9%              3.6%              4.9%
                                              ---------           -------           -------         ---------
      Combined                                     64.9%             98.9%             87.4%             84.5%
                                              ---------           -------           -------         ---------

Statutory underwriting ratios:

   Loss and loss adjustment expense                41.1%             70.1%             50.7%             55.6%
   Acquisition expense                             16.9%             24.7%             32.5%             24.0%
   Other underwriting expense                       5.6%              3.1%              2.6%              3.8%
                                              ---------           -------           -------         ---------
      Combined                                     63.6%             97.9%             85.8%             83.4%
                                              ---------           -------           -------         ---------

                                                               Six Months Ended June 30, 2003
                                            -----------------------------------------------------------------
                                            Property and
                                              Marine             Casualty         Finite Risk         Total
                                            ------------         --------         -----------       ---------
Net premiums written                          $ 201,255           246,014          220,066          $ 667,335

Net premiums earned                             183,939           183,677           149,830           517,446
                                              ---------           -------           -------         ---------

Losses and loss adjustment expenses              94,055           128,437            73,113           295,605
Acquisition expenses                             28,804            45,478            37,813           112,095
Other underwriting expenses                      20,831             9,160             6,869            36,860
                                              ---------           -------           -------         ---------
      Total underwriting expenses               143,690           183,075           117,795           444,560

                                              ---------           -------           -------         ---------
      Segment underwriting income             $  40,249               602            32,035            72,886
                                              ---------           -------           -------

Net investment income                                                                                  27,634
Net realized capital gains (losses)                                                                     1,263
Net foreign currency exchange losses                                                                   (4,812)
Other income                                                                                            3,900
Corporate expenses                                                                                    (16,304)
Interest expense                                                                                       (4,706)

                                                                                                    ---------
      Income before income tax expense                                                              $  79,861
                                                                                                    =========
GAAP underwriting ratios:
   Loss and loss adjustment expense                51.1%             69.9%             48.8%             57.1%
   Acquisition expense                             15.7%             24.8%             25.2%             21.7%
   Other underwriting expense                      11.3%              5.0%              4.6%              7.1%
                                              ---------           -------           -------         ---------
      Combined                                     78.1%             99.7%             78.6%             85.9%
                                              ---------           -------           -------         ---------

Statutory underwriting ratios:

   Loss and loss adjustment expense                51.1%             69.9%             48.8%             57.1%
   Acquisition expense                             15.4%             25.8%             22.9%             21.7%
   Other underwriting expense                      10.4%              3.7%              3.1%              5.5%
                                              ---------           -------           -------         ---------
      Combined                                     76.9%             99.4%             74.8%             84.3%
                                              ---------           -------           -------         ---------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PROPERTY SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                        Three Months Ended
                                      -----------------------------------------------------------------------------------------
                                      June 30, 2004       March 31, 2004    December 31, 2003  September 30, 2003   June 30, 2003
                                      -------------       --------------    -----------------  ------------------   -------------
Net premiums written                    $  101,841            171,294             74,540             77,114           $   83,487

Net premiums earned                         99,928            118,065             90,505             81,113               94,006
                                        ----------            -------             ------             ------           ----------

Losses and loss adjustment expenses         40,974             48,578             34,653             41,237               52,469
Acquisition expenses                        14,905             21,752             13,420              9,930               13,186
Other underwriting expenses                  7,174              8,150              7,355              7,412               10,372
                                        ----------            -------             ------             ------           ----------
      Total underwriting expenses           63,053             78,480             55,428             58,579               76,027

                                        ----------            -------             ------             ------           ----------
      Segment underwriting income       $   36,875             39,585             35,077             22,534           $   17,979
                                        ----------            -------             ------             ------           ----------

GAAP underwriting ratios:
   Loss and loss adjustment expense           41.0%              41.1%              38.3%              50.8%                55.8%
   Acquisition expense                        14.9%              18.4%              14.8%              12.2%                14.0%
   Other underwriting expense                  7.2%               6.9%               8.1%               9.1%                11.0%
                                        ----------            -------             ------             ------           ----------
      Combined                                63.1%              66.4%              61.2%              72.1%                80.8%
                                        ----------            -------             ------             ------           ----------

Statutory underwriting ratios:
   Loss and loss adjustment expense           41.0%              41.1%              38.3%              50.8%                55.8%
   Acquisition expense                        16.2%              17.4%              15.1%              11.2%                15.5%
   Other underwriting expense                  7.0%               4.8%               9.9%               9.6%                12.4%
                                        ----------            -------             ------             ------           ----------
      Combined                                64.2%              63.3%              63.3%              71.6%                83.7%
                                        ----------            -------             ------             ------           ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CASUALTY SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                    Three Months Ended
                                         --------------------------------------------------------------------------------------
                                         June 30, 2004   March 31, 2004    December 31, 2003  September 30, 2003  June 30, 2003
                                         -------------   --------------    -----------------  ------------------  -------------
Net premiums written                       $  112,761         223,965             92,995            134,991         $  132,320

Net premiums earned                           132,230         136,222            101,195            106,298            105,951
                                           ----------         -------            -------            -------         ----------

Losses and loss adjustment expenses            93,391          94,784             67,347             71,052             74,530
Acquisition expenses                           31,994          34,836             26,062             29,465             26,449
Other underwriting expenses                     5,305           5,057              6,835              5,065              4,542
                                           ----------         -------            -------            -------         ----------
      Total underwriting expenses             130,690         134,677            100,244            105,582            105,521

                                           ----------         -------            -------            -------         ----------
      Segment underwriting income          $    1,540           1,545                951                716         $      430
                                           ----------         -------            -------            -------         ----------

GAAP underwriting ratios:
   Loss and loss adjustment expense              70.6%           69.6%              66.6%              66.8%              70.3%
   Acquisition expense                           24.2%           25.6%              25.8%              27.7%              25.0%
   Other underwriting expense                     4.0%            3.7%               6.7%               4.8%               4.3%
                                           ----------         -------            -------            -------         ----------
      Combined                                   98.8%           98.9%              99.1%              99.3%              99.6%
                                           ----------         -------            -------            -------         ----------

Statutory underwriting ratios:

   Loss and loss adjustment expense              70.6%           69.6%              66.6%              66.8%              70.3%
   Acquisition expense                           23.0%           25.6%              26.1%              28.0%              27.5%
   Other underwriting expense                     4.7%            2.3%               7.3%               3.8%               3.4%
                                           ----------         -------            -------            -------         ----------
      Combined                                   98.3%           97.5%             100.0%              98.6%             101.2%
                                           ----------         -------            -------            -------         ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
FINITE RISK SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                         Three Months Ended
                                         ----------------------------------------------------------------------------------------
                                         June 30, 2004    March 31, 2004   December 31, 2003  September 30, 2003    June 30, 2003
                                         -------------    --------------   -----------------  ------------------    -------------
Net premiums written                       $  115,925         84,847             55,957             69,211           $   91,436

Net premiums earned                            78,709         66,755             86,117             84,854               79,419
                                           ----------         ------             ------             ------           ----------

Losses and loss adjustment expenses            55,101         18,607             29,359             44,919               29,802
Acquisition expenses                           15,795         32,333             39,241             21,013               20,741
Other underwriting expenses                     2,567          2,597              3,385              2,616                4,732
                                           ----------         ------             ------             ------           ----------
      Total underwriting expenses              73,463         53,537             71,985             68,548               55,275

                                           ----------         ------             ------             ------           ----------
      Segment underwriting income          $    5,246         13,218             14,132             16,306           $   24,144
                                           ----------         ------             ------             ------           ----------

GAAP underwriting ratios:
   Loss and loss adjustment expense              70.0%          27.9%              34.1%              52.9%                37.5%
   Acquisition expense                           20.1%          48.4%              45.6%              24.8%                26.1%
   Other underwriting expense                     3.3%           3.9%               3.9%               3.1%                 6.0%
                                           ----------         ------             ------             ------           ----------
      Combined                                   93.4%          80.2%              83.6%              80.8%                69.6%
                                           ----------         ------             ------             ------           ----------

Statutory underwriting ratios:

   Loss and loss adjustment expense              70.0%          27.9%              34.1%              52.9%                37.5%
   Acquisition expense                           23.1%          45.3%              59.2%              29.8%                24.7%
   Other underwriting expense                     2.2%           3.1%               6.0%               3.8%                 5.2%
                                           ----------         ------             ------             ------           ----------
      Combined                                   95.3%          76.3%              99.3%              86.5%                67.4%
                                           ----------         ------             ------             ------           ----------

PLATINUM UNDERWRITERS HOLDINGS, LTD.
NET PREMIUMS WRITTEN - SUPPLEMENTAL INFORMATION
($ IN THOUSANDS)

                                        Three Months Ended               Six Months Ended
                                   -----------------------------   -----------------------------
                                   June 30, 2004   June 30, 2003   June 30, 2004   June 30, 2003
                                   -------------   -------------   -------------   -------------
Property and Marine:
  Excess-of-loss                   $      74,335   $      44,760   $     201,491   $     134,340
  Proportional                            27,506          38,727          71,644          66,915
                                   -------------   -------------   -------------   -------------
    Subtotal Property and Marine         101,841          83,487         273,135         201,255
                                   -------------   -------------   -------------   -------------
Casualty:
  Excess-of-loss                          86,444         123,821         276,991         224,505
  Proportional                            26,317           8,499          59,735          21,509
                                   -------------   -------------   -------------   -------------
    Subtotal Casualty                    112,761         132,320         336,726         246,014
                                   -------------   -------------   -------------   -------------
Finite Risk:
  Excess-of-loss                          68,524          66,436         138,314         170,066
  Proportional                            47,401          25,000          62,458          50,000
                                   -------------   -------------   -------------   -------------
    Subtotal Finite Risk                 115,925          91,436         200,772         220,066
                                   -------------   -------------   -------------   -------------
Total:
  Excess-of-loss                         229,303         235,017         616,796         528,911
  Proportional                           101,224          72,226         193,837         138,424
                                   -------------   -------------   -------------   -------------
    TOTAL                          $     330,527   $     307,243   $     810,633   $     667,335
                                   =============   =============   =============   =============

                                        Three Months Ended               Six Months Ended
                                   -----------------------------   -----------------------------
                                   June 30, 2004   June 30, 2003   June 30, 2004   June 30, 2003
                                   -------------   -------------   -------------   -------------
Property and Marine:
  United States                    $      68,381   $      36,259   $     143,204   $     103,393
  International                           33,460          47,228         129,931          97,862
                                   -------------   -------------   -------------   -------------
    Subtotal Property and Marine         101,841          83,487         273,135         201,255
                                   -------------   -------------   -------------   -------------
Casualty:
  United States                           98,077         125,148         282,435         224,015
  International                           14,684           7,172          54,291          21,999
                                   -------------   -------------   -------------   -------------
    Subtotal Casualty                    112,761         132,320         336,726         246,014
                                   -------------   -------------   -------------   -------------
Finite Risk:
  United States                           79,608          55,970         127,466         164,203
  International                           36,317          35,466          73,306          55,863
                                   -------------   -------------   -------------   -------------
    Subtotal Finite Risk                 115,925          91,436         200,772         220,066
                                   -------------   -------------   -------------   -------------
Total:
  United States                          246,066         217,377         553,105         491,611
  International                           84,461          89,866         257,528         175,724
                                   -------------   -------------   -------------   -------------
    TOTAL                          $     330,527   $     307,243   $     810,633   $     667,335
                                   =============   =============   =============   =============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PREMIUMS BY LINE OF BUSINESS - THREE MONTH SUMMARY
($ IN THOUSANDS)

                                         Three Months Ended June 30, 2004    Three Months Ended June 30, 2003
                                         ---------------------------------   ---------------------------------
                                          Gross        Net          Net        Gross       Net         Net
                                         Premiums    Premiums    Premiums    Premiums    Premiums    Premiums
                                         Written     Written      Earned      Written    Written      Earned
                                         ---------   ---------   ---------   ---------   ---------   ---------
Property and Marine:
  North American Property Proportional   $  13,499      13,499   $  12,577   $  10,471      10,471   $  10,784
  North American Property Catastrophe       13,211      10,783      10,648      11,436       9,830      10,175
  North American Property Risk              21,529      21,529      14,467      13,310      13,310      13,951
  Other Property                            22,570      22,570      26,623      21,492      21,492      21,775
  Marine / Aviation Proportional             2,712       2,712       1,801         403         403         524
  Marine / Aviation Excess                   7,231       9,151       7,611      11,089      11,089      11,458
  International Property Proportional        5,492       5,492       3,236       6,379       6,379       4,013
  International Property Catastrophe        13,866      14,084      19,181      16,038       8,910      18,119
  International Property Risk                2,021       2,021       3,784       1,540       1,603       3,207
                                         ---------   ---------   ---------   ---------   ---------   ---------
    Subtotal                               102,131     101,841      99,928      92,158      83,487      94,006
                                         ---------   ---------   ---------   ---------   ---------   ---------

Casualty:
  Clash                                      6,148       6,148       6,223       6,602       6,602       8,137
  1st $ GL                                   2,804       2,804       5,001       6,285       6,285       3,648
  1st $ Other                                  808         808         573      19,881      19,881      13,145
  Casualty Excess                           83,748      83,748      85,754      86,398      86,398      61,149
  Accident & Health                            202         202      16,339       8,324       8,324      12,088
  International Casualty                    11,495      11,495       6,456       4,746       4,746       3,292
  International Motor                        1,283       1,374       5,994          78          84       4,492
  Financial Lines                            6,182       6,182       5,890           -           -           -
                                         ---------   ---------   ---------   ---------   ---------   ---------
    Subtotal                               112,670     112,761     132,230     132,314     132,320     105,951
                                         ---------   ---------   ---------   ---------   ---------   ---------

Finite Risk:
  Finite Property                           10,451      10,451      16,014      37,380      37,380      21,713
  Finite Casualty                           58,073      58,073      22,304      54,056      54,056      57,706
  Finite Accident & Health                  47,401      47,401      40,391           -           -           -
                                         ---------   ---------   ---------   ---------   ---------   ---------
    Subtotal                               115,925     115,925      78,709      91,436      91,436      79,419
                                         ---------   ---------   ---------   ---------   ---------   ---------
    TOTAL                                $ 330,726     330,527   $ 310,867   $ 315,908     307,243   $ 279,376
                                         =========   =========   =========   =========   =========   =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PREMIUMS BY LINE OF BUSINESS - SIX MONTH SUMMARY
($ IN THOUSANDS)

                                         Six Months Ended June 30, 2004   Six Months Ended June 30, 2003
                                         ------------------------------   ------------------------------
                                          Gross       Net         Net       Gross      Net        Net
                                         Premiums   Premiums   Premiums   Premiums   Premiums   Premiums
                                         Written    Written     Earned     Written   Written     Earned
                                         --------   --------   --------   --------   --------   --------
Property and Marine:
  North American Property Proportional   $ 29,083     29,083   $ 26,898   $ 21,905     21,905   $ 21,453
  North American Property Catastrophe      27,984     23,695     24,064     21,971     17,973     19,156
  North American Property Risk             44,960     44,960     36,606     28,452     28,452     28,774
  Other Property                           45,466     45,466     46,619     35,063     35,063     35,675
  Marine / Aviation Proportional            5,028      5,028      3,496        862        862      1,640
  Marine / Aviation Excess                 31,489     31,958     23,095     27,641     26,628     25,458
  International Property Proportional      13,696     13,696      8,572      9,216      9,216      7,677
  International Property Catastrophe       72,359     65,620     39,509     60,719     52,362     38,442
  International Property Risk              13,629     13,629      9,134      8,793      8,794      5,664
                                         --------   --------   --------   --------   --------   --------
    Subtotal                              283,694    273,135    217,993    214,622    201,255    183,939
                                         --------   --------   --------   --------   --------   --------

Casualty:
  Clash                                    12,979     12,979     13,649     11,743     11,743     11,705
  1st $ GL                                 10,667     10,667     11,552     10,978     10,978      6,665
  1st $ Other                               1,398      1,398        997     60,259     60,259     43,459
  Casualty Excess                         200,156    200,156    168,518    112,139    112,139     83,795
  Accident & Health                        48,029     48,029     39,009     28,896     28,896     22,256
  International Casualty                   20,969     20,969     11,437      7,351      7,351      4,586
  International Motor                      17,104     16,276     11,970     15,122     14,648     11,211
  Financial Lines                          26,252     26,252     11,320          -          -          -
                                         --------   --------   --------   --------   --------   --------
    Subtotal                              337,554    336,726    268,452    246,488    246,014    183,677
                                         --------   --------   --------   --------   --------   --------

Finite Risk:
  Finite Property                          26,374     26,374     37,508     65,985     65,985     36,186
  Finite Casualty                         111,940    111,940     37,756    154,081    154,081    113,644
  Finite Accident & Health                 62,458     62,458     70,200          -          -          -
                                         --------   --------   --------   --------   --------   --------
    Subtotal                              200,772    200,772    145,464    220,066    220,066    149,830
                                         --------   --------   --------   --------   --------   --------
    TOTAL                                $822,020    810,633   $631,909   $681,176    667,335   $517,446
                                         ========   ========   ========   ========   ========   ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO
($ IN THOUSANDS)

                                                                     Weighted                           Weighted
                                                                      Average                           Average
                                                    June 30, 2004   Book Yield    December 31, 2003    Book Yield
                                                    -------------   ----------    -----------------    ----------
Fixed Maturities:
  US Government and US Government agencies          $      80,403      5.0%       $           5,032       2.5%
  Tax exempt municipal bonds                              214,903      3.0%                  92,044       3.0%
  Corporate bonds                                       1,093,574      4.1%               1,103,100       3.9%
  Mortgage and asset-backed securities                    310,196      4.7%                 268,375       4.9%
  Foreign governments and foreign corporate bonds         272,967      4.9%                 205,905       4.5%
                                                    -------------                 -----------------
    Total Bonds                                         1,972,043      4.2%               1,674,456       4.1%
  Redeemable Preferred Stock                                3,233      6.0%                   3,682       6.0%
                                                    -------------                 -----------------
    TOTAL FIXED MATURITIES                          $   1,975,276      4.2%       $       1,678,138       4.1%
                                                    =============                 =================

                                              June 30, 2004              December 31, 2003
                                        -------------------------    -------------------------
                                           Amount      % of Total       Amount      % of Total
                                        ------------   ----------    ------------   ----------
Credit Quality of Investment Grades:*
  Aaa                                   $    633,937         32.1%   $    435,282         25.9%
  Aa                                         395,669         20.0%        317,274         18.9%
  A                                          857,081         43.4%        853,276         50.9%
  Baa                                         88,589          4.5%         72,306          4.3%
                                        ------------   ----------    ------------   ----------
   TOTAL                                $  1,975,276        100.0%   $  1,678,138        100.0%
                                        ============   ==========    ============   ==========

Credit Quality:
  Weighted average credit quality            Aa3                          Aa3

* Rated using external rating agencies (Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPANY RATIOS, SHARE DATA, RATINGS

                                                                As of and for the Three Months Ended
                                        ---------------------------------------------------------------------------------------
                                        June 30, 2004   March 31, 2004   December 31, 2003   September 30, 2003   June 30, 2003
                                        -------------   --------------   -----------------   ------------------   -------------
GAAP Basis Ratios %:
  Combined                                     85.9%            83.1%             81.9%                85.4%             84.7%
  Debt to Total Capital                        10.8%            10.7%             11.4%                11.8%             12.0%
  Net Premiums Written (Annualized)
   to Shareholders' Equity                     1.16             1.68              0.84                 1.10              1.22

Share Data:
  Book Value Per Share                  $     26.29            26.42             24.79                23.87       $     23.34
  Common Shares Outstanding              43,278,525       43,268,025        43,054,125           43,024,000        43,004,000
  Market Price Per Share:*
    High                                $     33.50            34.02             32.05                28.55       $     28.51
    Low                                       30.20            29.86             26.80                25.66             24.08
    Close                               $     30.43            32.05             30.00                28.10       $     27.14

Industry Ratings:
  A.M. Best                                       A                A                 A                    A                 A

Supplemental Data:
  Total Employees                               158              156               155                  152               158

* Based on closing prices during the periods

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO - NET REALIZED CAPITAL GAINS (LOSSES)
($ IN THOUSANDS)

                                               Three Months Ended                 Six Months Ended
                                         ------------------------------    ------------------------------
                                         June 30, 2004    June 30, 2003    June 30, 2004    June 30, 2003
                                         -------------    -------------    -------------    -------------
Net realized capital gains (losses):
  United States                          $        (605)   $        (372)   $        (529)   $        (126)
  United Kingdom                                    14              (66)              11               43
  Bermuda                                         (688)             957             (309)           1,346
                                         -------------    -------------    -------------    -------------
   TOTAL                                 $      (1,279)   $         519    $        (827)   $       1,263
                                         =============    =============    =============    =============

PLATINUM UNDERWRITERS HOLDINGS, LTD.
LOSS ANALYSIS
($ IN THOUSANDS)

                                                                  ANALYSIS OF LOSSES AND LOSS EXPENSES INCURRED:
                                              --------------------------------------------------------------------------------------
                                                   Six Months Ended June 30, 2004            Twelve Months Ended December 31, 2003
                                              -----------------------------------------   ------------------------------------------
                                                                              Paid to                                      Paid to
                                               Gross     Ceded      Net      Incurred %    Gross      Ceded      Net      Incurred %
                                              --------   ------   --------   ----------   --------    -----    --------   ----------
Paid                                          $190,980      365   $190,615     54.2%      $144,863      484    $145,347     24.8%
Change in unpaid losses and loss expenses      158,921   (1,898)   160,819                 444,793    5,001     439,792
                                              --------   ------   --------                --------    -----    --------
 Losses and loss expenses incurred            $349,901   (1,533)  $351,434                $589,656    5,485    $585,139
                                              --------   ------   --------                --------    -----    --------


                                                               ANALYSIS OF UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES:
                                              --------------------------------------------------------------------------------------
                                                             June 30, 2004                             December 31, 2003
                                              -----------------------------------------   ------------------------------------------
                                               Gross     Ceded      Net*         %         Gross      Ceded      Net          %
                                              --------   ------   --------   ----------   --------    -----    --------   ----------
Outstanding losses and loss expenses          $132,675    1,285   $131,390      14.7%     $ 95,192    1,540    $ 93,652      12.8%
Incurred but not reported                      763,774    1,834    761,940      85.3%      641,742    3,476     638,266      87.2%
                                              --------   ------   --------     -----      --------    -----    --------     -----
 Unpaid losses and loss adjustment expenses   $896,449    3,119   $893,330     100.0%     $736,934    5,016    $731,918     100.0%
                                              --------   ------   --------     -----      --------    -----    --------     -----

* Includes effects of foreign currency exchange rate movements of $593